Exhibit 10.01

OMNIBUS AGREEMENT

June 27, 2019

To:    MUFG Bank, Ltd., as Administrative Agent and Co-Agent

Re:
Omnibus Agreement regarding “Designated Receivables” (this “Omnibus Agreement”) with respect to the Third Amended and Restated Receivables Purchase and Sale Agreement, dated as of August 31, 2016, by and among Eastman Chemical Company, a Delaware corporation (“Eastman”), Eastman Chemical Ltd., a New York corporation (“ECL”), Solutia Inc., a Delaware corporation (“Solutia”) and Flexsys America L.P., a Delaware limited partnership (“Flexsys”, together with Eastman, ECL, Solutia and Flexsy, the “Sellers”), as Sellers, and Eastman Chemical Financial Corporation, a Delaware corporation (“ECFC”), as Buyer (the “Sale Agreement”)

Ladies and Gentlemen:

Reference is made to the Sale Agreement. Capitalized terms used herein shall have the meanings assigned such terms in the Sale Agreement.
Pursuant to the definition of “Designated Receivable” in the Sale Agreement, any receivable may be identified in writing to MUFG Bank, Ltd. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as Administrative Agent and Co-Agent (the “Agent”), and if approved in writing by the Agent, such receivable shall constitute a Designated Receivable. In accordance therewith, (i) the Sellers desire to designate receivables arising from the Obligors set forth on Schedule A hereto (each a “Designated Obligor”) as Designated Receivables and (ii) Agent hereby approves such receivables as Designated Receivables.
In accordance with the definition of “Designated Receivable” in the Sale Agreement, this Omnibus Agreement shall be effective with respect to receivables owing to the Sellers from the Designated Obligors arising prior to, on, or after the date hereof.

[Signature pages follow]

Exhibit 10.01

EASTMAN CHEMICAL COMPANY

By:______________________________
Name:
Title:

EASTMAN CHEMICAL FINANCIAL CORPORATION

By:______________________________
Name:
Title:

SOLUTIA INC.

By:______________________________
Name:
Title:

FLEXSYS AMERICA L.P.
By: Flexsys America LLC
Its General Partner

By:______________________________
Name:
Title:

EASTMAN CHEMICAL LTD.

By:______________________________
Name:
Title:

Exhibit 10.01

MUFG BANK, LTD., as Administrative Agent

By:______________________________
Name:
Title:

MUFG BANK, LTD., as Co-Agent

By:______________________________
Name:
Title:

Exhibit 10.01

Schedule A

ON FILE

Exhibit 10.01

REASSIGNMENT AGREEMENT
June 27, 2019

Reference is made to the Third Amended and Restated Receivables Purchase and Sale Agreement, dated as of August 31, 2016 (as amended from time to time, the “Agreement”), by and among Eastman Chemical Company, a Delaware corporation (“Eastman”), Eastman Chemical Ltd., a New York corporation (“ECL”), Solutia Inc., a Delaware corporation (“Solutia”) and Flexsys America L.P., a Delaware limited partnership (“Flexsys”, together with Eastman, ECL and Solutia, each an “Assignee” and collectively the “Assignees”), as the Sellers, and Eastman Chemical Financial Corporation, a Delaware corporation (“Assignor”), as the Buyer. Capitalized terms used and not otherwise defined in this Reassignment Agreement (this “Assignment”) are used as defined in the Agreement.
Effective as of the date hereof and in consideration of an amount equal to the aggregate unpaid balance at the close of business on June 27, 2019 of the Receivables constituting Designated Receivables, the receipt and sufficiency of which is hereby acknowledged, the Assignor hereby sells, assigns, and transfers on the date hereof to the applicable Assignee, without any representation, warranty or recourse of any kind, all of the right, title and interest of the Assignor in and to the Designated Receivables and all Related Assets (as such term is defined in the Agreement).
The Assignor specifically reserves and does not assign to the Assignees hereunder any and all right, title and interest in any property which is not included in the Designated Receivables, and does not delegate to the Assignees any obligations of the Assignor with respect to any property which is not included in the Designated Receivables.
It is the intention of the parties hereto that the transfer and assignment of the Designated Receivables pursuant to this Assignment shall constitute an absolute sale of the Designated Receivables from the Assignor to the Assignees and that the Designated Receivables shall not be part of the Assignor’s estate or otherwise be considered property of the Assignor in the event of the bankruptcy, receivership, insolvency, liquidation, conservatorship or similar proceeding relating to the Assignor or any of its property.
This Assignment and any claim, controversy or dispute arising under or related to or in connection with this Assignment, the relationship of the parties hereto, and/or the interpretation and enforcement of the rights and duties of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York (without reference to the conflicts of law principles thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
This Assignment shall inure to the benefit of the successors and assigns of the parties hereto.
This Assignment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Assignment by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.
In the event that any provision of this Assignment conflicts with any provision of the Agreement with respect to the Designated Receivables, the terms of this Assignment shall control.
[Signature Page Follows]

Exhibit 10.01

IN WITNESS WHEREOF, each of the Assignor and each Assignee has caused this Assignment to be signed by its duly authorized officer as of this __ day of June, 2019.

EASTMAN CHEMICAL FINANCIAL CORPORATION,
as Assignor

By ________________________________________
Name:_______________________________
Title:________________________________

Exhibit 10.01

EASTMAN CHEMICAL COMPANY, as an Assignee

By ________________________________________
Name:_______________________________
Title:________________________________

EASTMAN CHEMICAL LTD., as an Assignee
By ________________________________________
Name:_______________________________
Title:________________________________

SOLUTIA INC., as an Assignee

By ________________________________________
Name:_______________________________
Title:________________________________

FLEXSYS AMERICA L.P., as an Assignee
By: Flexsys America LLC
Its General Partner

By ________________________________________
Name:_______________________________
Title:________________________________